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Exhibit 10.19.2



                                 AMENDMENT NO. 2
                                       TO
                          SALE AND SERVICING AGREEMENT

           AMENDMENT NO. 2, dated as of October 1, 2000, between First International Bank, as Servicer (the "Servicer"), and FIB Funding Trust (the "Trust") to that certain Sale and Servicing Agreement dated as of October 1, 1999 (the "Sale and Servicing Agreement") between First International Bank, as Seller and Servicer, and the Trust.

                  WHEREAS, First International Bank, as Seller and Servicer, and the Trust entered into the Sale and Servicing Agreement in connection with the issuance by the Trust of the FIB Funding Trust Notes; and

                  WHEREAS, First International Bank, as Seller and Servicer, and the Trust entered into Amendment No. 1 to the Sale and Servicing Agreement dated as of June 1, 2000.

                  WHEREAS, Section 11.02(b) of the Sale and Servicing Agreement permits the Sale and Servicing Agreement to be amended from time to time pursuant to the conditions set forth therein; and

                  WHEREAS, the parties hereto wish to amend the Sale and Servicing Agreement as set forth herein;

                  NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement.

                  2. Section 3.02(ii) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows: "The SBA Loan is risk rated "4" or better by the Seller;".

                  3. Exhibit L to the Sale and Servicing Agreement under the heading "Concentration Criteria - Industry" is hereby amended by deleting "SIC" in the first line and adding "NAICS" in its place, deleting "3W" in the fourth line and adding "4" in its place and deleting "20%" in the fourth line and adding "10%" in its place.

                  4. Except as otherwise set forth herein, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms.
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                  5. This Amendment No. 2 may be executed in one or more
counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Sale and Servicing Agreement as of the day and year first above written.


                                        FIB FUNDING TRUST

                                        By: First International Bank


                                        By:      /s/ Ted Horan
                                           -------------------------------------
                                             Name:  Ted Horan
                                             Title: Senior Vice President

                                        FIRST INTERNATIONAL BANK, as Servicer


                                        By:      /s/Ted Horan
                                           -------------------------------------
                                             Name:  Ted Horan
                                             Title: Senior Vice President

CONSENTED TO:

HSBC BANK USA,
  not in its individual capacity but solely as Indenture Trustee


By:   /s/ Susan Barstock
      ----------------------------------
      Name:  Susan Barstock
      Title: Assistant Vice President

UNITED STATES SMALL BUSINESS
 ADMINISTRATION


By:  /s/ LeAnn M. Oliver (Acting for)
    -------------------------------------
    Name:  Jane Palsgrove Butler
    Title: AA for Financial Assistance
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FIRST UNION SECURITIES, INC.,
  as Administrative Agent


By:  /s/ James L. Sigman
   ---------------------------------------
      Name:  James L. Sigman
      Title: Director


VARIABLE FUNDING CAPITAL CORPORATION,
  as Sole Noteholder


By:  FIRST UNION SECURITIES, INC.,
        as attorney-in-fact


By:  /s/ Darrell R. Baber
   ---------------------------------------
      Name:  Darrell R. Baber
      Title: Director